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                                                                    EXHIBIT 23.1

Consent of Independent Accountants

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 No. (333-54628) and Forms S-3 No. (333-69704 and 333-73674) of ChipPAC, Inc. of our reports dated January 30, 2002, except for
Note 20, as to which the date is February 14, 2002, relating to the financial statements and financial statement schedule, which appear in this Form 10-K.




/s/ PricewaterhouseCoopers LLP
San Jose, California
March 29, 2002